                                                                    EXHIBIT 10.3
                                                                      CSA 960930



                           CONDITIONAL SALES AGREEMENT

         THIS CONDITIONAL SALES AGREEMENT (the "Agreement") is made and entered into by and between INPUT/OUTPUT, INC. ("I/O"), a Delaware corporation having offices at 11104 West Airport, Stafford, Texas 77477, and HORIZON EXPLORATION, LTD. ("Purchaser"), having offices at 6 Pembroker Rd., Sevenoaks, Kent, TN13 1XR England.

         1. Sale of Equipment. I/O hereby agrees to sell and Purchaser hereby agrees to purchase from I/O the goods and equipment described in attached Schedule A (the "Equipment").

         2. Sales Price. The sales price for the Equipment is US $3,354,825 (the "Sales Price").

         3. Terms of Payment. Purchaser agrees to pay the Sales Price to I/O as follows:

                 (a) Down Payment. Purchaser shall make a cash down payment of the Sales Price in the amount of $100,000 on or before August 30, 1996 and a cash down payment of $235,483 which is due and payable on or before March 1, 1997.

                 (c) Payment of Principal and Interest. The remaining unpaid balance of the Sales Price in the amount of US $3,019,342 is payable in thirty (30) monthly installments, including principal and interest in strict accordance with the amortization schedule attached hereto as Schedule B and forming part of this Agreement.

                 (e) Prepayments. Purchaser may prepay the unpaid principal balance, in whole or in part, without penalty. All prepayments shall be applied to the unpaid principal balance of the Sales Price in the inverse order of maturity.

         4. Title and Insurance. Title to the Equipment shall not pass to Purchaser, but shall remain with I/O, until Purchaser has paid the Sales Price in full, all interest accrued thereon and all other amounts due hereunder.
Upon payment of the Sales Price in full, I/O shall deliver to Purchaser an unconditional bill of sale for the Equipment. Purchaser shall keep and maintain insurance on the Equipment against loss, damage, destruction or fire in an amount not less than the outstanding balance of the Sales Price with an insurance company or companies acceptable to I/O. All such policies of insurance shall name I/O or its assignee as loss payee and named insured and Purchaser shall provide certificates of insurance to evidence such coverage.

         5.      Default and Remedies.

                 (a) If Purchaser fails or neglects to comply with any term or condition of this Agreement, or to make any payment provided for herein, when due or payable, or violates any of the provisions hereof, or if the Purchaser becomes insolvent or bankrupt or if the Purchaser makes any material misrepresentation (hereinafter collectively and individually referred to as a "default"), and Purchaser has not cured such event of default after 10 days written notice by I/O, I/O, at its option, may declare the entire amount owing hereunder to I/O immediately due and payable.

                                                                      CSA 960930

                 (b) In the event of default by Purchaser hereunder I/O may, without notice to Purchaser, declare all of Purchaser's rights with respect to the Equipment under this Agreement terminated, and exercise any and all remedies, legal or equitable that it may have against Purchaser under applicable law, including, but not limited to, without demand first made, and with or without legal process, immediately take possession of the Equipment, together with all additions, equipment and accessories thereto, wherever the same may be found, using reasonable force if necessary, and hold the same, together with title thereto, and Purchaser hereby waives all claims for damages due to or arising from, or connected with any such taking.

                 (c) If I/O takes possession of the Equipment, all of Purchaser's rights with respect to the equipment under this Agreement shall immediately terminate, and all payments theretofore made by Purchaser shall belong absolutely to I/O, or its assignee. I/O and its assignee shall be entitled to apply all such payments, as well as amounts otherwise received in subsequent sale of the Equipment, first to the payment of all its reasonable expenses, including attorney's fees and legal expenses, incurred in taking possession of the Equipment, or any part thereof, for sale or other disposition, in arranging for any such sale or other disposition, and in actually selling same, and next toward payment of the balance due hereunder, in such order and manner as I/O or its assignee, as applicable, may deem advisable. I/O shall remit to Purchaser any net surplus received from a sale of the Equipment after payment in full of the Sales Price, accrued interest and all costs of repossession and sale. If such payments and such sales proceeds are not sufficient to pay the amounts due hereunder, the Purchaser shall remain fully liable for any deficiency.

                 (d) In addition to any other obligation of Purchaser or remedy of I/O herein or at law, Purchaser shall reimburse I/O for all of I/O's expenses, including legal expenses, which I/O may incur in enforcing the rights under this Agreement.

                 (e) Notwithstanding anything contained herein to the contrary, in the event the Purchaser fails to pay any monies owing hereunder, such past due amounts shall bear interest at the rate of 1-1/2% per month.

         6. Confidentiality. The terms and conditions of this Agreement are confidential in nature and I/O and Purchaser agree that said terms will not be disclosed to anyone outside of I/O's and Purchaser's respective organizations.

         7. Taxes. All sales, value added, use, excise and other taxes arising from the transaction are to be paid by Purchaser. Purchaser agrees to indemnify and hold I/O harmless from and against any liability for such sales, use, excise, or other taxes arising from the transaction.

         8. Limited Warranty. I/O hereby agrees to provide a limited warranty on Equipment covered under this Agreement as per attached Schedule C.

         9. Arbitration. In the event Purchaser is an entity formed, incorporated or existing outside of the United States of America, I/O and Purchaser agree that any controversy arising between the Parties shall be submitted to arbitration using the Rules of Conciliation and

                                                                      CSA 960930

Arbitration of the International Chamber of Commerce. In the event Purchaser is an entity formed, incorporated or existing within the United States of America, I/O and Purchaser agree that this sale shall not be subject to arbitration.

         10. Export Restrictions. Purchaser agrees that it shall comply with any and all laws, regulations, orders, or other restrictions of the United States of America relating to the export and re-export of commodities and technical data which may be imposed from time to time. Purchaser will not export or re-export, directly or indirectly any Products or information to any destination prohibited by such laws, regulations, orders or other restrictions without the prior authorization of the appropriate U.S. Government authorities. Purchaser agrees that its obligations under this section shall survive and continue after any termination of rights under this Sales Agreement.

         11. Unanticipated Advice. If, in the course of completing work required under this agreement, Purchaser personnel should solicit advice or information from I/O's personnel not covered by this Agreement, and then subsequently choose to act upon this advice or information, the Purchaser agrees to indemnify and hold I/O harmless from any and all subsequent occurrences arising from the advice or information.

         12. Location of Equipment. Purchaser agrees to use the Equipment offshore within the territorial boundaries of North West Europe until the Sales Price is paid in full, unless I/O otherwise agreed in writing. Purchaser agrees to provide written notice to I/O, on the first day of each month during which any portion of the Sales Price remains unpaid, stating the location of the Equipment and shall from time to time, upon twenty-four hours prior notice, advise I/O in writing of the exact location of the equipment.

         13.     Proprietary Rights, License and Confidentiality.

                 (a) Purchaser acknowledges that the Equipment contains certain hardware components and software proprietary to I/O. I/O hereby grants to Purchaser a non-exclusive, irrevocable license to use the software for the purpose of operating the Equipment. The license granted hereunder is for an undetermined period and shall survive the termination of this Agreement provided such termination does not arise from a default by Purchaser under this Agreement.

                 (b) Purchaser acknowledges that any hardware and software proprietary to I/O are trade secrets and constitute a valuable asset of I/O. Purchaser agrees that it shall exercise at least the same degree of care and discretion with respect to the hardware and software as it exercises in protecting its own confidential information; that it shall not disclose or otherwise make available, without the prior written consent of I/O, the hardware or software or any copies of it to any other person and that it shall not copy or reproduce the hardware or software. Purchaser agrees that this provision shall survive the expiration or termination of this Agreement.

                 (c) Purchaser further acknowledges that it shall not, without the prior written consent of I/O, divulge any information relating to the terms of this Agreement to any third party, except as to the extent required by law, and shall take all reasonable action to prevent its employees and all others, if any, involved in this Agreement from divulging such information to

                                                                      CSA 960930

third parties. This obligation shall remain in force after the expiration or termination of this Agreement.

         14.     Other Conditions:

                 (a) Mandatory Prepayment. The unpaid principal balance and accrued unpaid interest on the Sales Price shall be due and payable in full on or before the expiration of ten (10) days following a "Corporate Change." A "Corporate Change" shall mean any of the following: (A) Purchaser sells or otherwise disposes of all or substantially all of its assets or (B) Purchaser issues or sells shares of its common stock (other than issuance of stock to employees or directors as part of any employee benefit plan) and receives proceeds from such sale of stock in an amount that is equal to $20 million or greater.

                 (b) Vessel Owner Waivers. Purchaser shall at all times provide I/O with Vessel Owner Waivers from vessel contractors for all vessels on which the Equipment is located.

         15.     General.

                 (a) This Agreement shall be construed in accordance with the laws of the State of Texas. All sales of goods or services hereunder will be F.O.B. I/O's plant in Stafford, Texas, if any of the Equipment is being shipped by I/O, and shall be deemed to have been delivered and accepted upon execution with respect to all Equipment which is currently in possession of Purchaser pursuant to rental agreements with I/O or another party. All terms and conditions of this sale, including all payments, are due, performable and payable in Stafford, Fort Bend County, Texas. This writing is intended by the parties as a final expression of their agreement and the parties agree that there are no understandings, agreements or representations, expressed or implied, not specified herein, respecting the sale, and that this writing contains the entire agreement between I/O and Purchaser.

                 (b) Any action or proceeding relating to or concerning this Agreement or any breach thereof must be commenced within one (1) year after the asserted claim or cause of action shall have occurred (whether or not the party asserting such claim or cause of action had any knowledge or notice thereof, and, if no action or proceeding is commenced within such one (1) year period, the party in whose favor the claim or cause of action arises shall be deemed to have waived the same).

                 (c) The invalidity in whole or in part of any of the foregoing provisions will not affect the remainder of such provisions. Purchaser warrants it is not a consumer and is a Merchant in the type of equipment sole hereunder and that the goods or services represented by this sale are purchased for commercial purposes. If allowed by applicable law, Purchaser agrees to hold I/O harmless and agrees to indemnify I/O from all damages resulting from suits under the Texas Deceptive Trade Practices Act insofar as they include recovery for damages in excess of those allowed hereunder and the Uniform Commercial Code as adopted by the State of Texas. Purchaser hereby waives the right to all remedies provided by the Deceptive Trade Practices/Consumer Protection Act of the Texas Business & Commerce Code, in accordance with Section 17.42 of the Business & Commerce Code.

                                                                      CSA 960930


         16. Notice Between Parties. Any notice or delivery to be given hereunder by either party to the other may be effected by personal delivery in writing, certified mail, postage prepaid, mailgram or telegram, and shall be deemed communicated as of delivery, unless otherwise provided in this Agreement in accordance with this paragraph.

to the Purchaser at:

         HORIZON EXPLORATION, LTD.
         6 Pembroke Rd.
         Sevenoaks, Kent TN13 1XR
         England
         Attention:  Gerry Harrison
         Fax:  44-1732-742-746

to the Seller at:

         INPUT/OUTPUT, INC.
         11104 West Airport
         Stafford, TX 77477
         Attention:  Robert P. Brindley
         Fax:  713-879-3632

         17. Usury Laws. Any provision in this agreement or any other document executed or delivered in connection herewith, or in any other agreement or commitment, whether written or oral, expressed or implied, to the contrary notwithstanding, neither I/O nor any holder or assignee hereof shall in any event be entitled to receive or collect, nor shall or may amounts received hereunder be credited, so that I/O or any other holder hereof shall be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the person, partnership, firm or corporation primarily obligated to pay under this Agreement at the time in question. If any construction of this Agreement or any document securing this Agreement, or any and all other papers, agreements or commitments, indicate a different right given to I/O or any holder hereof to ask for, demand or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Agreement, and all other instruments securing the payment of this Agreement or executed or delivered in connection herewith shall in all things comply with applicable law and proper adjustments shall automatically be made accordingly. In the event that I/O or any holder ever receives, collects or applies as interest, any sum in excess of the maximum rate allowed by law, if any, such excess amount shall be applied to the reduction of the unpaid principal balance of this Agreement, and if this Agreement is paid in full, any remaining excess shall be paid to Purchaser. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum rate allowable by law, if any, Purchaser and I/O or any holder hereof shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof, or (b) "spread" the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout the entire term of this Agreement; provided, that if this Agreement is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence

                                                                      CSA 960930

thereof exceeds the maximum lawful rate, if any, I/O or any holder hereof shall refund to Purchaser the amount of such excess or credit the amount of such excess against the aggregate unpaid principal balance of all advances made by the I/O or any holder under this Agreement at the time in question.

         18. Entire Agreement. This Agreement constitutes the entire agreement between I/O and Purchaser with respect to the purchase and sale of the Equipment and no representation or statement not contained herein shall be binding upon I/O or Purchaser as a warranty or otherwise, unless in writing and executed by the party to be bound thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Purchaser acknowledges that it has read this Agreement, understands it, and agrees to all terms and conditions stated herein.

HORIZON EXPLORATION, LTD.                  INPUT/OUTPUT, INC.


By: /s/  G. M. Harrison                    By: /s/  Robert P. Brindley

Name:    G.M. Harrison                     Name:    Robert P. Brindley

Title:   Managing Director                 Title:  Senior Vice President,
                                                   Chief Financial Officer
Date:    10th February 1997                        and Secretary

                                           Date:   2/19/97

I/O hereby assigns to Global Charter Corporation all of its right, title and interest in and to the Sales Price and any interest payable with respect thereto under this Agreement.

                                                                      CSA 960930

GLOBAL CHARTER CORPORATION




By:  /s/ Robert P. Brindley

Name:    Robert P. Brindley

Title:   Chief Executive Officer

Date:    2/19/97

                               INPUT/OUTPUT INC.


CSA Number:      960930
Customer:        HORIZON EXPLORATION INC
Schedule A

PART NUMBER          SERIAL NUMBER                DESCRIPTION
1441200001               218134                  SLIP-RING ELEC/OPTIC W/JNC BOX

1441200001               218137                  SLIP-RING ELEC/OPTIC W/JNC BOX

1441200001               218146                  SLIP-RING ELEC/OPTIC W/JNC BOX

21037803                 No Serial #             KIT, SHIPBOARD SPARES, MSX

21289300                 60001                   MODULE STREAMER, WG-24A

21289300                 60002                   MODULE STREAMER, WG-24A

21289300                 60004                   MODULE STREAMER, WG-24A

21289300                 60005                   MODULE STREAMER, WG-24A

21289300                 60006                   MODULE STREAMER, WG-24A

21289300                 60007                   MODULE STREAMER, WG-24A

21289300                 60009                   MODULE STREAMER, WG-24A

21289300                 60012                   MODULE STREAMER, WG-24A

21289300                 60013                   MODULE STREAMER, WG-24A

21289300                 60014                   MODULE STREAMER, WG-24A

21289300                 60015                   MODULE STREAMER, WG-24A

21289300                 60017                   MODULE STREAMER, WG-24A

21289300                 60018                   MODULE STREAMER, WG-24A

21289300                 60019                   MODULE STREAMER, WG-24A

21289300                 60021                   MODULE STREAMER, WG-24A

21289300                 60022                   MODULE STREAMER, WG-24A

21289300                 60023                   MODULE STREAMER, WG-24A

21289300                 60024                   MODULE STREAMER, WG-24A

21289300                 60025                   MODULE STREAMER, WG-24A

21289300                 60031                   MODULE STREAMER, WG-24A

21289300                 60032                   MODULE STREAMER, WG-24A

21289300                 60033                   MODULE STREAMER, WG-24A

21289300                 60035                   MODULE STREAMER, WG-24A

21289300                 60036                   MODULE STREAMER, WG-24A

21289300                 60037                   MODULE STREAMER, WG-24A

21289300                 60038                   MODULE STREAMER, WG-24A





                                    Page: 1

                               INPUT/OUTPUT INC.


CSA Number:      960930
Customer:        HORIZON EXPLORATION INC
Schedule A

PART NUMBER         SERIAL NUMBER                DESCRIPTION
21289300                60039                    MODULE STREAMER, WG-24A

21289300                60040                    MODULE STREAMER, WG-24A

21289300                60041                    MODULE STREAMER, WG-24A

21289300                60043                    MODULE STREAMER, WG-24A

21289300                60045                    MODULE STREAMER, WG-24A

21289300                60046                    MODULE STREAMER, WG-24A

21289300                60048                    MODULE STREAMER, WG-24A

21289300                60049                    MODULE STREAMER, WG-24A

21289300                60050                    MODULE STREAMER, WG-24A

21289300                60051                    MODULE STREAMER, WG-24A

21289300                60052                    MODULE STREAMER, WG-24A

21289300                60053                    MODULE STREAMER, WG-24A

21289300                60054                    MODULE STREAMER, WG-24A

21289300                60055                    MODULE CABLE HEAD, WG-24A

21295500                80025                    MODULE CABLE HEAD, WG-24A

21295500                80035                    MODULE CABLE HEAD, WG-24A

21295500                80039                    MODULE CABLE HEAD, WG-24A

21295600                70360                    MODULE CONNECTOR, WG-24A

21295600                70393                    MODULE CONNECTOR, WG-24A

21295600                70398                    MODULE CONNECTOR, WG-24A

21295600                70404                    MODULE CONNECTOR, WG-24A

21295600                70410                    MODULE CONNECTOR, WG-24A

21295600                70413                    MODULE CONNECTOR, WG-24A

21295600                70414                    MODULE CONNECTOR, WG-24A

21295600                70417                    MODULE CONNECTOR, WG-24A

21295600                70418                    MODULE CONNECTOR, WG-24A

21295600                70423                    MODULE CONNECTOR, WG-24A

21295600                70428                    MODULE CONNECTOR, WG-24A

21295600                70435                    MODULE CONNECTOR, WG-24A

21295600                70436                    MODULE CONNECTOR, WG-24A





                                    Page: 2

                               INPUT/OUTPUT INC.


CSA Number:      960930
Customer:        HORIZON EXPLORATION INC
Schedule A

PART NUMBER         SERIAL NUMBER              DESCRIPTION
21295600               70437                   MODULE CONNECTOR, WG-24A

21295600               70438                   MODULE CONNECTOR, WG-24A

21295600               70443                   MODULE CONNECTOR, WG-24A

21295600               70444                   MODULE CONNECTOR, WG-24A

21295600               70445                   MODULE CONNECTOR, WG-24A

21295600               70449                   MODULE CONNECTOR, WG-24A

21295600               70450                   MODULE CONNECTOR, WG-24A

21295600               70451                   MODULE CONNECTOR, WG-24A

21295600               70452                   MODULE CONNECTOR, WG-24A

21295600               70453                   MODULE CONNECTOR, WG-24A

21295600               70455                   MODULE CONNECTOR, WG-24A

21295600               70457                   MODULE CONNECTOR, WG-24A

21295600               70458                   MODULE CONNECTOR, WG-24A

21295600               70459                   MODULE CONNECTOR, WG-24A

21295600               70460                   MODULE CONNECTOR, WG-24A

21295600               70461                   MODULE CONNECTOR, WG-24A

21295600               70462                   MODULE CONNECTOR, WG-24A

21295600               70464                   MODULE CONNECTOR, WG-24A

21295600               70469                   MODULE CONNECTOR, WG-24A

21295600               70470                   MODULE CONNECTOR, WG-24A

21295600               70471                   MODULE CONNECTOR, WG-24A

21295600               70472                   MODULE CONNECTOR, WG-24A

21295600               70478                   MODULE CONNECTOR, WG-24A

21295600               70485                   MODULE CONNECTOR, WG-24A

21295600               70486                   MODULE CONNECTOR, WG-24A

21295600               70488                   MODULE CONNECTOR, WG-24A

21295600               70489                   MODULE CONNECTOR, WG-24A

21295700               90022                   MODULE TERMINATOR, WG-24A

21295700               90025                   MODULE TERMINATOR, WG-24A

21295700               90048                   MODULE TERMINATOR, WG-24A





                                    Page: 3

                               INPUT/OUTPUT INC.


CSA Number:      960930
Customer:        HORIZON EXPLORATION INC
Schedule A

PART NUMBER        SERIAL NUMBER              DESCRIPTION
52174               No Serial #               OOKITT, MSX SHIPBOARD SYS

5750007             596-044020-1              DECABL WG-24, ELECTRICAL, 75 MET

5750007             596-044020-2              DECABL WG-24, ELECTRICAL, 75 MET

5750025             5750025-23                DECABL WG-24, OPTICAL, 75 METERS

5750025             5750025-24                DECABL WG-24, OPTICAL, 75 METERS

5750027             996-066350-1              JUMPER WG-24, DECK/HUB BOX BYPA

5750027             996-066350-2              JUMPER WG-24, DECK/HUB BOX BYPA

57520028            996-064840-3               ELAST MSX24, SERIES 3, HEAD

57520028            996-064840-4               ELAST MSX24, SERIES 3, HEAD

57520028            996-064840-6               ELAST MSX24, SERIES 3, HEAD

57520028            996-064840-7               ELAST MSX24, SERIES 3, HEAD

5752003             1096-068510-1             ELAST MSX24, 70 METER, HEAD

5752003             1096-068510-2             ELAST MSX24, 70 METER, HEAD

5752003             1096-068510-3             ELAST MSX24, 70 METER, HEAD

5752003             1096-068510-4             ELAST MSX24, 70 METER, HEAD

5753019             895-014790-2A             LEADIN WG-24, SERIES 2, HAIRED, S

5753019             895-014790-2B             LEADIN WG-24, SERIES 2, HAIRED, S

5753019             996-066830-1              LEADIN WG-24, SERIES 2, HAIRED, S

5754006-75          996-066790-1              CABASY STICK, POWER TAIL SWIVEL

5754006-75          996-066790-2              CABASY STICK, POWER TAIL SWIVEL

5801902             No serial # -1            BRACKT TOWING ASSEMBLY, 217" D

5801902             No serial # -2            BRACKT TOWING ASSEMBLY, 217" D

5804003             996-067500-1              TRANSITION, MXS, ADAPTER CBL HD

5804003             996-067500-2              TRANSITION, MXS, ADAPTER CBL HD

5804003             996-067500-3              TRANSITION, MXS, ADAPTER CBL HD

5805001             896-63180-10              ELAST MSX24A, TAIL, 85M

5805001             896-63180-11              ELAST MSX24A, TAIL, 85M

5805001             896-63180-8               ELAST MSX24A, TAIL, 85M

5805001             896-63180-9               ELAST MSX24A, TAIL, 85M

5806002             996-066280-5              ADAPTER MSX-24A, TAIL, SWIVEL, PW





                                    Page: 4

                               INPUT/OUTPUT INC.


CSA Number:      960930
Customer:        HORIZON EXPLORATION INC
Schedule A

PART NUMBER      SERIAL NUMBER              DESCRIPTION
5806002           996-066280-6              ADAPTER MSX-24A, TAIL, SWIVEL, PW

5831002           396-044940-1              ACTIVE MSX-24A, 125M GROUP, 3R

5831002           396-044940-11             ACTIVE MSX-24A, 125M GROUP, 3R

5831002           396-044940-12             ACTIVE MSX-24A, 125M GROUP, 3R

5831002           396-044940-13             ACTIVE MSX-24A, 125M GROUP, 3R

5831002           396-044940-14             ACTIVE MSX-24A, 125M GROUP, 3R

5831002           396-044940-15             ACTIVE MSX-24A, 125M GROUP, 3R

5831002           396-044940-16             ACTIVE MSX-24A, 125M GROUP, 3R

5831002           396-044940-17             ACTIVE MSX-24A, 125M GROUP, 3R

5831002           396-044940-18             ACTIVE MSX-24A, 125M GROUP, 3R





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